                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 28
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

       This Amendment No. 28 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the "Trust") amends the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to add Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Global Infrastructure Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 4, 2013.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                                              CLASSES OF EACH PORTFOLIO
---------                                                              -------------------------
Invesco All Cap Market Neutral Fund                                         Class A Shares
                                                                            Class C Shares
                                                                            Class R Shares
                                                                            Class R5 Shares
                                                                            Class R6 Shares
                                                                            Class Y Shares
Invesco Balanced-Risk Allocation Fund                                       Class A Shares
                                                                            Class B Shares
                                                                            Class C Shares
                                                                            Class R Shares
                                                                            Class R5 Shares
                                                                            Class R6 Shares
                                                                            Class Y Shares
Invesco Balanced-Risk Commodity Strategy Fund                               Class A Shares
                                                                            Class B Shares
                                                                            Class C Shares
                                                                            Class R Shares
                                                                            Class R5 Shares
                                                                            Class R6 Shares
                                                                            Class Y Shares
Invesco China Fund                                                          Class A Shares
                                                                            Class B Shares
                                                                            Class C Shares
                                                                            Class R5 Shares
                                                                            Class Y Shares
Invesco Developing Markets Fund                                             Class A Shares
                                                                            Class B Shares
                                                                            Class C Shares
                                                                            Class R5 Shares
                                                                            Class R6 Shares
                                                                            Class Y Shares
Invesco Emerging Markets Equity Fund                                        Class A Shares
                                                                            Class C Shares
                                                                            Class R Shares
                                                                            Class R5 Shares
                                                                            Class R6 Shares
                                                                            Class Y Shares

PORTFOLIO                                                              CLASSES OF EACH PORTFOLIO
---------                                                              -------------------------
Invesco Emerging Market Local Currency Debt Fund                         Class A Shares
                                                                         Class B Shares
                                                                         Class C Shares
                                                                         Class R Shares
                                                                         Class R5 Shares
                                                                         Class R6 Shares
                                                                         Class Y Shares
Invesco Endeavor Fund                                                    Class A Shares
                                                                         Class B Shares
                                                                         Class C Shares
                                                                         Class R Shares
                                                                         Class R5 Shares
                                                                         Class R6 Shares
                                                                         Class Y Shares
Invesco Global Infrastructure Fund                                       Class A Shares
                                                                         Class C Shares
                                                                         Class R Shares
                                                                         Class R5 Shares
                                                                         Class R6 Shares
                                                                         Class Y Shares
Invesco Global Health Care Fund                                          Class A Shares
                                                                         Class B Shares
                                                                         Class C Shares
                                                                         Class Y Shares
                                                                         Investor Class Shares
Invesco Global Market Neutral Fund                                       Class A Shares
                                                                         Class C Shares
                                                                         Class R Shares
                                                                         Class R5 Shares
                                                                         Class R6 Shares
                                                                         Class Y Shares
Invesco Global Markets Strategy Fund                                     Class A Shares
                                                                         Class C Shares
                                                                         Class R Shares
                                                                         Class R5 Shares
                                                                         Class R6 Shares
                                                                         Class Y Shares
Invesco Global Targeted Returns Fund                                     Class A Shares
                                                                         Class C Shares
                                                                         Class R Shares
                                                                         Class R5 Shares
                                                                         Class R6 Shares
                                                                         Class Y Shares

PORTFOLIO                                                              CLASSES OF EACH PORTFOLIO
---------                                                              -------------------------
Invesco International Total Return Fund                                     Class A Shares
                                                                            Class B Shares
                                                                            Class C Shares
                                                                            Class R5 Shares
                                                                            Class R6 Shares
                                                                            Class Y Shares
Invesco Long/Short Equity Fund                                              Class A Shares
                                                                            Class C Shares
                                                                            Class R Shares
                                                                            Class R5 Shares
                                                                            Class R6 Shares
                                                                            Class Y Shares
Invesco Low Volatility Emerging Markets Fund                                Class A Shares
                                                                            Class C Shares
                                                                            Class R Shares
                                                                            Class R5 Shares
                                                                            Class R6 Shares
                                                                            Class Y Shares
Invesco Macro International Equity Fund                                     Class A Shares
                                                                            Class C Shares
                                                                            Class R Shares
                                                                            Class R5 Shares
                                                                            Class R6 Shares
                                                                            Class Y Shares
Invesco MLP Fund                                                            Class A Shares
                                                                            Class C Shares
                                                                            Class R Shares
                                                                            Class R5 Shares
                                                                            Class R6 Shares
                                                                            Class Y Shares
Invesco Macro Long/Short Fund                                               Class A Shares
                                                                            Class C Shares
                                                                            Class R Shares
                                                                            Class R5 Shares
                                                                            Class R6 Shares
                                                                            Class Y Shares
Invesco Pacific Growth Fund                                                 Class A Shares
                                                                            Class B Shares
                                                                            Class C Shares
                                                                            Class R Shares
                                                                            Class R5 Shares
                                                                            Class Y Shares

PORTFOLIO                                                              CLASSES OF EACH PORTFOLIO
---------                                                              -------------------------
Invesco Premium Income Fund                                                 Class A Shares
                                                                            Class C Shares
                                                                            Class R Shares
                                                                            Class R5 Shares
                                                                            Class R6 Shares
                                                                            Class Y Shares
Invesco Select Companies Fund                                               Class A Shares
                                                                            Class B Shares
                                                                            Class C Shares
                                                                            Class R Shares
                                                                            Class R5 Shares
                                                                            Class Y Shares
Invesco Strategic Income Fund                                               Class A Shares
                                                                            Class C Shares
                                                                            Class R Shares
                                                                            Class R5 Shares
                                                                            Class R6 Shares
                                                                            Class Y Shares"